                                                          EXHIBIT-10.13

                     SUPPLEMENTAL SENIOR OFFICER RETIREMENT PLAN


          Barnes Group Inc. hereby adopts the Supplemental Senior Officer Retirement Plan (the "Plan") effective April 3, 1996.


                                      SECTION 1

                                     DEFINITIONS


          The words and phrases defined hereinafter shall have the following meaning unless a different meaning is clearly required by the context of the Plan.

          1.1 "ACCRUED BENEFIT" shall mean a monthly benefit payable in the form of a single life annuity commencing on the Participant's Normal Retirement Date, or Deferred
               Retirement Date if applicable, which is equal to an amount calculated in accordance with Section 3.1.

          1.2 "BENEFITS COMMITTEE" shall mean the Benefits Committee of the Board or its successor.

          1.3 "BOARD" shall mean the Board of Directors of Barnes Group Inc., or its successor.

          1.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

          1.5 "COMMITTEE" shall mean the Compensation Committee of the Board or its successor.

          1.6 "COMPANY" shall mean Barnes Group Inc. and each subsidiary and affiliated corporation.

          1.7 "COMPENSATION" with respect to any calendar year in which the Participant earns Credited Service, shall mean the sum of (a) the Participant's "Compensation", as defined by the Qualified Plan, except that the limits of Code Section 401(a)(17) shall not apply, and (b) bonuses paid pursuant to the Management Incentive Compensation Plan and the Corporate/Group Management Incentive Compensation Plan. For purposes of determining compensation for a calendar year, payments made under a bonus plan shall be attributed to the year earned.

                                          1
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          1.8  "CONTINGENT ANNUITANT" shall mean the person designated by the Participant, pursuant to Section 7.4, to receive benefits payable hereunder in the event of the death of the Participant.

          1.9 "CREDITED SERVICE" shall mean "Credited Service" as defined by the Qualified Plan.

          1.10 "DEFERRED RETIREMENT" shall mean a Participant's actual retirement date, if the Participant remains in active service after his Normal Retirement Date.

          1.11 "EARLY RETIREMENT DATE" shall mean the date on which a Participant retires from the employ the Company, if such date is before the date the Participant reaches Normal Retirement Date but after the date the Participant has attained age 55 and completed 5 years of Credited Service.

          1.12 "EFFECTIVE DATE" shall be January 1, 1996.

          1.13 "FINAL AVERAGE COMPENSATION" shall mean Compensation averaged over the 5 calendar years, whether or not consecutive, in the last 10 years of Credited Service immediately preceding his termination date which produce the highest such average.

          1.14 "NORMAL RETIREMENT DATE" shall mean the first day of the month coincident with or next following the date a Participant has attained age 62 and completed 10 years of Credited Service.

          1.15 "PARTICIPANT" shall mean each employee of the Company whom the Board names as a participant in the Plan.

          1.16 "PLAN" shall mean the Barnes Group Inc. Supplemental Senior Officer Retirement Plan, as set forth herein or in any amendment hereto.

          1.17 "PRIOR EMPLOYER BENEFIT" shall mean the benefit (or benefit equivalent) payable by each prior employer from which the Participant has received or is entitled to receive a vested benefit. The Prior Employer Benefit shall be expressed as a lifetime annuity commencing at age 62, and determined in accordance with the guidelines outlined below at the time participation in this Plan is extended to the Participant.

               PENSION PLANS. The pension benefit payable from a prior employer's defined benefit pension plan is converted to a life annuity commencing at age 62, based upon the factors applicable to the prior employer's plan or if none are available, factors from the Qualified Plan.

               ACCOUNT BALANCE PLANS. The balance from an account balance plan shall be converted to a lifetime benefit payable at age 62, using the following factors:

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               o    With respect to account balance plan balances
                    maintained by any prior employer where such plans are the prior employer's principal retirement plan, the account balance shall be measured as soon as is practicable after the date employment with such a prior employer is terminated.

               o An interest rate equal to the average 30-year Treasury rate for the month preceding the measurement date.

               o Mortality based upon the table prescribed by the IRS to calculate lump sum distributions from qualified pension plans.

               OTHER ARRANGEMENTS. Other arrangements will be converted to a lifetime benefit commencing at age 62 using procedures and assumptions which are consistent with the procedures and assumptions outlined above.

          1.18 "QUALIFIED PLAN" shall mean the Barnes Group Inc. Salaried Retirement Income Plan, a pension plan sponsored by the Company which satisfies the requirements for qualification under Section 401(a) of the Code.

          1.19 "QUALIFIED PLAN BENEFIT" shall mean the annual amount of pension benefit under the Qualified Plan payable immediately as a single life annuity upon the Participant's actual retirement date (Normal Retirement Date, Early Retirement Date, or Deferred Retirement Date, whichever is applicable).

          1.20 "SOCIAL SECURITY BENEFIT" shall mean the annual Social Security benefit, which reflects any reduction for commencement prior to a Participant's Social Security Retirement Age or any delayed retirement credit for commencement after his Social Security Retirement Age, as determined under the Social Security Act in effect on the January 1 preceding the date benefits commence, and based upon the following assumptions:

               (a) the Participant had no earnings during the calendar year which includes the date his employment with the Company terminates, or in any subsequent calendar year;

               (b) the Participant's earnings in each prior year are equal to the maximum amount of wages subject to old age survivor and disability insurance tax under the Federal Insurance Contributions Act;

               (c) benefits commence on the Participant's actual retirement date if such retirement date occurs on or after the Participant's 62nd birthday; and

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


               (d) in the event the Participant's actual retirement is prior to age 62, his Social Security Benefit shall equal the Social Security Benefit otherwise payable at age 62 multiplied by the appropriate factor from the following table, based on the age when benefits commence (factors for ages not shown shall be interpolated):

                         Age at Retirement             Factor
                         -----------------             ------
                              61                       96.4%
                              60                       92.8%
                              59                       89.2%
                              58                       85.6%
                              57                       82.0%
                              56                       78.4%
                              55                       74.8%

                                      SECTION 2

                                   PURPOSE OF PLAN




          2.1 PURPOSE. The Plan is designed to provide supplemental retirement benefits to selected executives of the Company. Such benefits shall be payable out of the general assets of the Company.

                                      SECTION 3

                       NORMAL AND DEFERRED RETIREMENT BENEFITS




          3.1 BENEFIT UPON NORMAL RETIREMENT. Upon reaching Normal Retirement Date, a Participant may retire from the employ of the Company and shall be entitled to receive a lifetime monthly "Normal Retirement Benefit" (also referred to as the Accrued Benefit) commencing on his Normal Retirement Date. The Participant's monthly Normal Retirement Benefit shall be equal to one-twelfth of the excess of (a) over the sum of (b), (c) and (d), where:

               (a) equals 55% of his Final Average Compensation multiplied by the ratio (not to exceed 1.0) of his Credited Service to fifteen;
               (b)  equals his Qualified Plan Benefit; and
               (c)  equals his Social Security Benefit; and
               (d)  equals his Prior Employer Benefit.

          3.2 BENEFIT UPON DEFERRED RETIREMENT. Upon retiring on a Deferred Retirement Date, a Participant shall be entitled to receive a benefit commencing on the first day of the month coincident with or next following the Participant's Deferred Retirement Date and continuing monthly for the lifetime of the Participant. The amount of such benefit shall be equal to the amount otherwise payable under Section 3.1 based on the Participant's Final Average Compensation, Credited Service, Qualified Plan Benefit, Social Security Benefit and Prior Employer Benefit determined as of the Participant's Deferred Retirement Date.

                                      SECTION 4

                              EARLY RETIREMENT BENEFITS

          4.1 BENEFIT UPON EARLY RETIREMENT. If a Participant retires on or after his Early Retirement Date, but prior to his Normal Retirement Date, and any of conditions (a), (b) or (c) immediately below apply, he shall be entitled to a lifetime monthly "Early Retirement Benefit" as described in Section
               4.2 below.

               (a) His retirement was requested by the President and Chief Executive Officer of the Company,

               (b)  His retirement was requested by the Board, or

               (c)  His retirement has the approval of the Board.

          4.2 AMOUNT OF EARLY RETIREMENT BENEFIT. The amount of the Participant's Early Retirement Benefit shall be determined as the excess of (a) over the sum of (b), (c) and (d) below, where:

               (a)  equals the product of (i), (ii), and (iii) below

                    (i)  equals 55% of his Final Average Compensation,

                    (ii) equals the ratio (not to exceed 1.0) of his
                         Credited Service to the greater of

                         (a)  15, or

                         (b) the Credited Service the Participant would have completed had Credited Service continued to age 62, and

                    (iii) equals the appropriate factor from the following table, based on the age when benefits commence (factors for ages not shown shall be interpolated):

                              Age at Retirement        Factor
                              -----------------        ------
                              61                       96.4%
                              60                       92.8%
                              59                       89.2%
                              58                       85.6%
                              57                       82.0%
                              56                       78.4%
                              55                       74.8%

               (b)  equals his Qualified Plan Benefit as of such date,

               (c)  equals his Social Security Benefit, and

               (d) equals his Prior Employer Benefit, as adjusted by multiplying by the factors in Section 4.2(a)(iii), above.

          4.3 COMMENCEMENT DATE. The Participant's Early Retirement Benefit shall commence on the first day of the month coincident with or next following the Participant's Early Retirement Date.

                                      SECTION 5

                                   DEATH BENEFITS


          5.1 DEATH OF PARTICIPANT PRIOR TO COMMENCEMENT OF BENEFITS. If a Participant dies on or after attaining age 55 and completing 5 years of Credited Service, but prior to the date his benefits under this Plan commence, his Surviving Spouse shall be eligible to receive a monthly lifetime benefit commencing on the first day of the month following the Participant's death. The benefit payable to his Surviving Spouse shall be equal to the amount which would have been payable to the Surviving Spouse if the Participant had:

               (a)  terminated employment on the date of death;

               (b) elected to receive payments in the form of a joint and 50% contingent annuity with his Surviving Spouse as Contingent Annuitant; and

               (c)  died on the next day.

          5.2 DEATH OF PARTICIPANT AFTER COMMENCEMENT OF BENEFITS. If a Participant dies after the commencement of his benefits under this Plan, no death benefit will be payable hereunder except as otherwise provided under the form of annuity payment in effect on the date of death.

                                      SECTION 6

                                     DISABILITY




          6.1  DISABILITY DEFINED.  For purposes of this Plan, a
               Participant shall be deemed to be disabled if he is eligible for and receiving Social Security disability benefits.

          6.2 DISABILITY BENEFITS. No benefits shall be payable hereunder solely on account of disability. However, if a Participant is deemed to be disabled under Section 6.1, he shall continue to accrue Credited Service until the earliest of the following events:

               (a)  the Participant attains his Normal Retirement Date;

               (b)  the Participant elects to retire on an Early Retirement
                    Date;

               (c) the Participant dies (however, no benefits are payable under the plan on account of death prior to age 55 and completion of 5 years of Credited Service) and

               (d)  the Participant ceases to be disabled.

               The Participant's Compensation during the period of disability shall, for purposes of this Plan, be deemed to be equal to the Participant's Compensation for the calendar year preceding the date on which such disability began.

                                      SECTION 7

                        NORMAL AND OPTIONAL FORMS OF PAYMENT



          7.1 NORMAL FORM OF PAYMENT. The normal form of payment under this Plan for an unmarried Participant is a single life annuity: a benefit payable monthly for the lifetime of the Participant, the first payment to be due on the date specified in Section 3, 4, or 5 hereof, and the last payment to be due on the first day of the calendar month in which death occurs.

               The normal form of payment under this Plan for a married Participant is a 50% joint and contingent annuity: a benefit payable monthly for the lifetime of the Participant with a lifetime benefit equal to 50% of such benefit payable monthly to the spouse following the death of the Participant.

          7.2 OPTIONAL FORMS OF PAYMENT. In lieu of the normal form of payment, a Participant may elect to receive his benefit in the form of:

               (a) a Single Life Annuity, which is a benefit payable monthly for the lifetime of the Participant with no benefits payable after his death;

               (b) a Joint and Contingent Annuity, which is a benefit payable monthly for the lifetime of the Participant with a benefit equal to 25%,33 1/3%, 50%,66 2/3%, 75%, or 100% (as selected by the Participant) of such benefit payable monthly to the Contingent Annuitant for the lifetime of the Contingent Annuitant; or

               (c) a Ten Year Certain and Continuous Annuity, which is a benefit payable monthly for the lifetime of the Participant and, in the event of the Participant's death prior to receiving 120 monthly payments, payable monthly to a named Beneficiary until the Participant and Beneficiary together have received 120 monthly payments. If both the Participant and the Beneficiary die before 120 payments have been made, payments shall be made to the Participant's estate until a total of 120 monthly payments have been paid.

               The Participant's benefits shall be paid in an optional form if the Participant makes an irrevocable election at least twelve months prior to the time benefits under this Plan commence. In the event that a Participant elects a Joint and Contingent Annuity and the Contingent Annuitant designated by the Participant dies prior to the time benefits commence, the election of the optional form of payment shall be disregarded. In the event that a Participant elects a Ten Year Certain and Continuous Annuity and the Beneficiary designated by the Participant dies prior to the time benefits commence, the Participant shall designate a new
               Beneficiary. Elections of optional forms of payment shall be filed by the Participant with the Benefits Committee or its designee on a form approved by the Benefits Committee.

          7.3 ACTUARIAL EQUIVALENT. The amount of benefit payable under this Plan shall be the actuarial equivalent of the single life annuity. Actuarial equivalence shall be determined using the factors specified in the Qualified Plan.

          7.4 DESIGNATION OF CONTINGENT ANNUITANT. Except as provided below, the Participant may designate a Contingent Annuitant or Beneficiary or change any prior designation by giving written notice to the Benefits Committee at any time prior to the date benefits hereunder commence.

               Exception: The Participant may not change the designation of a Contingent Annuitant at any time that is within twelve months prior to the date that benefits hereunder commence. No such restriction applies to the right of a Participant to change the designation of a Beneficiary under subparagraph 7.2(c). above.

                                      SECTION 8

                                     PLAN ASSETS




          8.1 COMPANY SOLE OWNER AND NO TRUST CREATED. Title to and beneficial ownership of any assets which the Company may designate to pay benefits under this Plan shall at all times remain in the Company, and neither the Participants, Beneficiaries, nor Contingent Annuitants shall have any property interest whatsoever in any such assets of the Company. Nothing contained in this Plan, and no action taken pursuant to any provision hereunder, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participants, Beneficiaries, Contingent Annuitants or any other person. Any assets which may be invested to fund benefits provided hereunder shall continue for all purposes to be a part of the general funds of the Company, and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the rights of any unsecured general creditor of the Company.

                                      SECTION 9

                                   ADMINISTRATION


          9.1 ADMINISTRATION. The Committee shall have full power and authority to interpret and construe the terms of this Plan, and the Committee's interpretations and construction thereof, and actions thereunder, or the amount or recipient of the benefits to be made therefrom shall be binding and conclusive on all persons for all purposes. No agent or representative of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own willful misconduct or lack of good faith.

          9.2 EXPENSES OF ADMINISTRATION. All expenses incurred in connection with the execution of this Plan and in carrying out the provisions hereof shall be paid by the Company.

          9.3 INFORMATION FROM PARTICIPANT. Each Participant shall furnish to the Company such information as the Company may reasonably request for purposes of the proper administration of the provisions of this Plan.

          9.4 NO EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as a contract of employment between the Company and a Participant, or as a right of any Participant to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Participants, with or without cause. Any benefit payable under this Plan shall not be deemed salary, earnings, or other compensation to the Participant for the purpose of computing benefits to which he may be entitled under any qualified retirement plan or other arrangement of the Company for the benefit of its employees.

          9.5 RESTRICTIONS ON ALIENATION AND ASSIGNMENT. Neither a Participant nor any Beneficiary or Contingent Annuitant shall have the right to assign, transfer, hypothecate, encumber, commute or anticipate any interest in any payments hereunder, and such payments shall not in any way be subject to any legal process to levy upon or attach the sum for payment of any such claim against the Participant or any Beneficiary or Contingent Annuitant, provided, however, that nothing contained herein shall preclude a Participant from designating a Beneficiary or Contingent Annuitant to receive benefits hereunder in the event of the Participant's death.

          9.6 FACILITY OF PAYMENT. If the Company shall find, upon receipt of medical evidence or legal representations satisfactory to the Committee, that any Participant to whom a benefit is payable is unable to care for such person's affairs because of illness or accident, any payment due hereunder (unless a prior claim therefor shall have been made by a duly appointed guardian, conservator or other legal representative) may be paid to such Participant's spouse, child, parent or brother or sister, or to any person or persons determined by the Company to have incurred expense for such Participant. Any payment shall be a complete discharge of all liability hereunder.

          9.7  FAILURE TO CLAIM AMOUNTS PAYABLE.   In the event that any
               amount shall become payable hereunder to a Participant or, upon a Participant's death, to the Beneficiary, Contingent Annuitant, or representative of the Participant's estate, and if after written notice from the Company mailed to such person's last known address as shown in the Company's records and after diligent effort the Company is unable to locate such person, the Company shall apply to a court of competent jurisdiction for direction as to the distribution of such amount.

          9.8 AMENDMENT AND TERMINATION. The Board reserves the right to amend and/or terminate the Plan at any time for whatever reasons it may deem appropriate, except that no such amendment or termination shall adversely affect the benefits payable to any person who has begun to receive benefits hereunder.

          9.9 GENDER AND NUMBER. All the words and terms used herein, regardless of the number and gender in which they shall be used, shall be deemed to include any other number, singular and plural, and any other gender, masculine and feminine, as the context may require.

          9.10 LAW APPLICABLE. This Plan shall be governed by the laws of the State of Connecticut.








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